UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Royal Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 23, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Royal Financial, Inc. The meeting will be held at 9226 South Commercial Avenue, Chicago, Illinois, on Wednesday, October 26, 2005, at 1:00 p.m. local time. The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be conducted at the meeting. Directors and officers of Royal Financial, Inc. as well as representatives of Crowe Chizek and Company LLC, the company’s independent accountants, will be present at the meeting to respond to any questions from our stockholders.

The Board of Directors of Royal Financial, Inc. has determined that the specific proposals to be considered at the meeting are in the best interests of the company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote “FOR” each of these matters.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. I urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Thank you for your continued support of Royal Financial, Inc.

Sincerely,

Donald A. Moll
President and Chief Executive Officer

ROYAL FINANCIAL, INC.

9226 SOUTH COMMERCIAL AVENUE

CHICAGO, ILLINOIS 60617

(773) 763-4800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 26, 2005

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of Royal Financial, Inc. (the “Company”) will be held at the Company’s main office located at 9226 South Commercial Avenue, Chicago, Illinois, on Wednesday, October 26, 2005, at 1:00 p.m. local time for the following purposes, all of which are further described in the accompanying Proxy Statement:

(1)	To elect two Class I directors to serve for a three-year term;

(2)	To approve the adoption of the Royal Financial, Inc. 2005 Stock Option Plan;

(3)	To approve the adoption of the Royal Financial, Inc. 2005 Management Recognition and Retention Plan;

(4)	To ratify the appointment of Crowe Chizek and Company LLC, as the Company’s independent accountants for the fiscal year ending June 30, 2006; and

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof, including whether or not to adjourn the meeting.

The Board of Directors has fixed September 15, 2005 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting. If there is an insufficient number of shares represented for a quorum, the meeting may be adjourned to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the meeting will be available for inspection at the Company’s main office located at 9226 South Commercial Drive, Chicago, Illinois 60617, the day of the Annual Meeting and for a period of ten days prior to the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Andrew Morua
Secretary

September 23, 2005

Chicago, Illinois

PROXY STATEMENT

2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 26, 2005

General

This Proxy Statement is being furnished to the holders of common stock, $0.01 par value per share (“Common Stock”), of Royal Financial, Inc. (“Royal Financial” or the “Company”), a Delaware corporation and the savings bank holding company of Royal Savings Bank (“Royal Savings Bank” or the “Bank”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders (“Annual Meeting”) and at any adjournment thereof. The meeting will be held at the Company’s and the Bank’s main office at 9226 South Commercial Avenue, Chicago, Illinois, on Wednesday, October 26, 2005, at 1:00 p.m. local time for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about September 23, 2005.

Voting Rights

Only stockholders of record at the close of business on September 15, 2005 (“Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 2,645,000 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the proposals to adopt the Company’s 2005 Stock Option Plan (“Option Plan”), to adopt the Company’s 2005 Recognition and Retention Plan (“Recognition Plan”) and to ratify the appointment of the Company’s independent accountants.

Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will have the effect of a vote “against” the proposals to adopt the Option Plan, to adopt the Recognition Plan and to ratify the appointment of the Company’s independent accountants. Under rules applicable to broker-dealers, the election of directors and the proposal to ratify the appointment of the Company’s independent auditors are considered “discretionary” items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. The proposals to adopt the Option Plan and the Recognition Plan are considered “non-discretionary” items upon which brokerage firms may not vote if they have not received instructions from the beneficial owner. Thus, there may be “broker non-votes” received for each of these proposals. Directors are elected by a plurality of the votes cast, without regard to broker non-votes or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

Proxies

Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each proxy received will be voted as follows:

(1)	FOR the nominees for director described herein;

(2)	FOR approval of the proposal to adopt the Option Plan;

(3)	FOR approval of the proposal to adopt the Recognition Plan;

(4)	FOR ratification of Crowe Chizek and Company LLC as the Company’s independent public accountants for the fiscal year ending June 30, 2006; and

(5)	upon the transaction of such other business as may properly come before the meeting or any adjournments thereof, including whether or not to adjourn the meeting, in accordance with the best judgment of the persons appointed as proxies.

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by either (1) filing a written notice of revocation with the Secretary of the Company (Andrew Morua, Secretary, Royal Financial, Inc., 9226 South Commercial Avenue, Chicago, Illinois 60617); (2) delivering to the Company a duly-executed proxy bearing a later date; or (3) attending the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Participants in the ESOP

If you participate in the Company’s Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction form that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustee is October 19, 2005.

Cost of Proxy Solicitation

The cost of solicitation of proxies will be borne by the Company. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee of $6,000, which includes any out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

Beneficial Ownership

The following table sets forth information as to the Common Stock beneficially owned as of the Record Date by (1) each director and Named Executive Officer, (2) all directors and executive officers of the Company and the Bank as a group, and (3) persons known to the Company to be the beneficial owner of 5% or more of the Common Stock.

Name and Address of Beneficial Owner	Total Amount and Nature of Beneficial Ownership(1)	Total Percent Ownership
Directors:
Alan W. Bird	20,700	*
John T. Dempsey	1,000	*
Barbara K. Minster	15,000	*
Donald A. Moll**	15,000	*
Peter C. Rolewicz	5,000	*
Rodolfo Serna	1,000	*

Total Directors and Executive Officers (10 persons)	67,700	2.6%

Other Significant Stockholders:
Royal Financial, Inc. Employee Stock Ownership Plan Trust(2) 9226 South Commercial Ave. Chicago, Illinois 60617	211,600	8.0

PL Capital Group(3) 20 E. Jefferson Avenue Suite 22 Naperville, Illinois 60540	207,400	7.8

Philip J. Timyan(4) c/o Riggs Partners 4324 Central Avenue Western Springs, Illinois 60558	259,400	9.81

*	Equals less than 1% of the outstanding Common Stock.

**	Mr. Moll is also a named executive officer.

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission (“SEC”) under the Exchange Act.

(2)	As of the Record Date, 190,440 shares held in the ESOP were unallocated, and 21,160 shares held in the ESOP had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted by the ESOP Trustee in the same proportion “for” and “against” the proposals presented as the ESOP participants and beneficiaries actually vote the shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the ESOP trustee and applicable law. Any allocated shares which either “abstain” on a proposal or are not voted will generally be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.

(3)	Based on information obtained from Schedule 13D filed by PL Capital Group with the SEC on January 24, 2005. Total amount of beneficial ownership includes shares beneficially owned by each of Financial Edge Fund, L.P., Financial Edge – Strategic Fund, L.P., Goodbody/PL Capital, L.P., Goodbody/PL Capital, LLC, PL Capital, LLC, PL Capital Offshore, Ltd., PL Capital/Focus Fund, L.P., John W. Palmer and Richard J. Lashley.

(4)	Based on information obtained from Schedule 13G filed by Philip Timyan with the SEC on January 21, 2005. Total amount of beneficial ownership includes shares beneficially owned by each of Riggs Qualified Partners, LLC., RAM T, L.P. and Mr. Timyan directly.

PROPOSAL 1. — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of six members. The Company’s Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. There are two persons currently serving as Class I directors whose term will expire at the 2005 Annual Meeting. Of the six current members of the Board, two directors have been determined by the Board to be “independent” within the meaning of “independent” under the rules of the Nasdaq Stock Market.

At the Annual Meeting, stockholders will be asked to elect two directors to serve for a three-year term and until their successors are elected and qualified. Each of the two director nominees are currently serving as directors, are deemed “independent” under the Nasdaq rules, and were selected by the Nominating Committee of the Board of Directors for re-election as Class I directors. There are no arrangements or understandings between the nominees and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or director nominee is related to any other director or executive officer of the Company by blood, marriage or adoption.

Each of the nominees has indicated a willingness to serve, and the Board of Directors knows of no reason why either of the nominees may not be able to serve as a director if elected. However, if either nominee should be unable or unwilling to stand for election at the Annual Meeting, the proxies may be voted for the election of such other person(s) selected by the Board of Directors of the Company. Proxies cannot be voted for a greater number of persons than the number of nominees for director named. To be elected as a director, each nominee must receive the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the meeting. Stockholders of the Company have no cumulative voting rights with respect to the election of directors.

Information With Respect to Nominees For Director

The following table presents certain biographical and background information about each director nominee.

Nominees for Class I Director to Serve

a Three-Year Term Expiring in 2008

Name	Age	Position with the Company and Principal Occupation During the Past Five Years	Director Since(1)
Peter C. Rolewicz	68	Director. Attorney, private practice since 1963; former chief executive officer of the Bank from 1988 until 2003.	1992

Rodolfo Serna	63	Director; retired principal of Kelvyn Park High School, Chicago, Illinois, from 1985 to 1989; former Central Office Administrator from 1989 to 1999, Assistant Superintendent-Language & Culture from 1989 to 1995, and Deputy Director of School/Community Relations from 1995-1999, for the Chicago Public Schools.	2000

(1)	Includes service with the Bank prior to the Bank’s conversion.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR CLASS I DIRECTOR.

Members of the Board of Directors Continuing in Office

The following table presents certain biographical and background information about each director whose term continues after the Annual Meeting.

Class II Directors with Terms Expiring in 2006

Name	Age	Position with the Company and Principal Occupation During the Past Five Years	Director Since(1)
Alan W. Bird	66	Director, Chairman and Senior Vice President - Investments. President of McDevitt & Bird Investment Management Co., Elizabeth, Illinois, from 1996 to present.	1972

Barbara K. Minster	76	Director. Former president of the Bank from 1996 until June 2004.	1995

Class III Directors with Terms Expiring in 2007

Name	Age	Position with the Company and Principal Occupation During the Past Five Years	Director Since(1)

Donald A. Moll	65	Director, President and Chief Executive Officer. Former Regional V.P. of Advance Bank from 2000 to 2003; V.P. of Pullman Bank and Trust from 1999 to 2000; and Chairman and President of U.S. Bank (formerly Steel City Bank), Lansing, Illinois, from 1973 to 1998.	2004

John T. Dempsey	67	Director. Investment portfolio manager, Barrington Asset Management, Inc., Chicago, Illinois, since 1992.	1999

(1)	Includes service with the Bank prior to the Bank’s conversion.

Director Independence

Based upon the recommendations of the Nominating Committee, the Board of Directors has determined that Messrs. Dempsey and Serna are “independent” directors, in accordance with the listing standards of the Nasdaq Stock Market.

Director Nomination Procedures

The Board of Directors has delegated responsibility to the Nominating Committee to identify and select director nominees who are in a position to exercise independent judgment, provide effective oversight of management and serve the best interests of stockholders. The Nominating Committee, comprised of a majority of independent directors, recommends to the full Board for approval the proposed slate of director nominees for election at the annual meeting of stockholders.

In selecting director nominees, the Nominating Committee will consider, among other factors, the existing composition of the Board and the committee’s evaluation of the mix of Board members appropriate for the perceived needs of the Company. The Nominating Committee seeks a range of experience, knowledge and judgment and a diversity of perspectives on the Board to enhance the Board’s effectiveness. The Nominating Committee also believes continuity in leadership and board tenure maximizes the Board’s ability to exercise meaningful board oversight. Because qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of the Company, the Nominating Committee will generally consider as potential candidates those incumbent directors interested in standing for re-election who the committee believes have satisfied director performance expectations, including regular attendance at, preparation for and meaningful participation in Board and committee meetings.

Under its policies, the Nominating Committee also considers the following in selecting the proposed nominee slate:

•	at least a majority of directors should be “independent” in the opinion of the Board as determined in accordance with Nasdaq standards;

•	at all times at least three members of the Board must satisfy the heightened standards of independence for Audit Committee members; and

•	at all times the Board should have at least one member who satisfies the criteria to be designated by the Board as an “audit committee financial expert.”

The Board recognize the following characteristics and skills as minimum qualifications for any potential director candidate:

•	highest personal and professional ethics and integrity; commitment to the Company’s values;

•	ability and willingness to devote sufficient time and attention to fulfilling Board duties and responsibilities;

•	relevant business, professional or managerial skills and experience; mature wisdom;

•	communication, leadership and team building skills;

•	comprehension of the Company’s business plans and strategies; financial sophistication;

•	ability to assist in the formulation of business strategies and to monitor and guide expectations;

•	ability and willingness to exercise independent judgment and express tough opinions;

•	collegial personality; nonconfrontational and constructive, but able to challenge, ask questions and assess responses;

•	good health and mental alertness; and

•	alignment of personal interests with long-term interests of stockholders.

Stockholder Director Nominee Recommendations. It is generally the policy of the Nominating Committee to consider stockholder recommendations of proposed director nominees if such recommendations are serious and timely received. To be timely, recommendations must be received in writing at the principal executive offices of the Company, addressed to the Secretary or the Nominating

Committee, at least 120 days prior to the anniversary date of mailing of the Company’s proxy statement for the prior year’s annual meeting. See “Stockholder Proposals.” In addition, any stockholder director nominee recommendation must include the following information:

•	the proposed nominee’s name, age, business and residence address, qualifications and the reason for such recommendation;

•	the name, age and residence and business addresses of the stockholder(s) proposing such nominee;

•	the number of shares of stock of the Company which are beneficially owned by such stockholder(s);

•	a representation that the stockholder is a holder of record of the Company’s stock, entitled to vote at the annual meeting, and that he intends to personally appear in person or by proxy at the annual meeting to nominate such person;

•	a description of any financial or other arrangement, relationship or understanding between the stockholder(s) and such nominee or between the stockholder(s), nominee and any other person(s);

•	such other information as would be required to be included in the Company’s proxy statement about the stockholder and the nominee; and

•	the consent of such nominee to serve as a director of the Company if elected.

Board Meetings

Regular meetings of the Board of Directors of the Company are held on a monthly basis and special meetings of the Board of Directors of the Company are held from time-to-time as needed. There were 12 meetings of the Board of Directors of the Company and, prior to the conversion, of the Bank, during the fiscal year ended June 30, 2005. No director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during fiscal 2005 and the total number of meetings held by all committees of the Board on which the director served during fiscal 2005.

Board Committees

The Board of Directors currently has a separate Compensation Committee, Nominating Committee and Audit Committee. The Audit Committee of the Bank was established in September, 2004 and the Audit Committee of the Company was established in July, 2005. The Compensation Committee and the Nominating Committee were established in July 2005.

Compensation Committee. The Compensation Committee is responsible for reviewing the performance of the Chief Executive Officer; reviewing and recommending the compensation of the Company’s officers, including the Chief Executive Officer; recommending and approving future stock option grants, restricted stock and other awards to management under the Company’s Option Plan and Recognition Plan proposed to be adopted at the Annual Meeting; reviewing and recommending compensation programs including stock option grants, profit sharing contributions and annual bonuses; reviewing and recommending director compensation; advising the Chief Executive Officer on miscellaneous compensation issues; and advising management regarding management succession planning issues. The Compensation Committee also advises and assists management in formulating policies regarding compensation. The current members of the Compensation Committee are Messrs.

Serna (Chairman), Dempsey, Rolewicz and Ms. Minster. Mr. Serna and Mr. Dempsey are “independent” within the meaning of the Nasdaq rules, as currently in effect.

Nominating Committee. The Nominating Committee is responsible for proposing to the Board a slate of nominees for election as directors by stockholders at each annual meeting. The Nominating Committee is also responsible for taking a leadership role in shaping the Company’s corporate governance practices. In carrying out its duties, the Nominating Committee has also been delegated the responsibility to: determine criteria for the selection and qualification of the Board members; recommend for Board approval persons to fill vacancies on the Board which occur between annual meetings; evaluate, at least annually, each Board member’s “independence” and make recommendations, at least annually, regarding each Board member’s “independence” status consistent with then applicable legal requirements; make recommendations regarding director orientation and continuing education; and consider the effectiveness of corporate governance practices and policies followed by the Company and the Board.

The Board of Directors has adopted a charter for the Nominating Committee, which is posted on the Company’s website at www.royalsavingsbank.com. The current members of the Nominating Committee are Ms. Minster (Chairperson) and Messrs. Dempsey, Rolewicz and Serna.

Audit Committee. The Audit Committee is responsible for supervising the Company’s accounting, reporting and financial control practices. Generally, the Audit Committee reviews the quality and integrity of the Company’s financial information and reporting functions, the adequacy and effectiveness of the Company’s system of internal accounting and financial controls, and the independent audit process, and annually reviews the qualifications of the independent public accountants. The independent public accountants are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The current members of the Audit Committee are Messrs. Dempsey (Chairman), Rolewicz, Serna and Ms. Minster. Mr. Dempsey and Mr. Serna are “independent” within the meaning of the Nasdaq rules, as currently in effect, and a majority of the members of the Committee satisfy the heightened independence standards under the SEC rules, as currently in effect. The Board of Directors has determined that Mr. Dempsey, one of the Audit Committee’s independent members, is an “audit committee financial expert” as that term is defined in SEC rules. The Audit Committee met 11 times in fiscal 2005. A copy of the current charter of the Audit Committee is attached to this proxy statement as Appendix A.

Directors’ Compensation

Each director of the Company receives a cash retainer fee of $1,700 per month. As of September 1, 2005, each member of the Audit Committee is also paid $300 for each committee meeting attended. No additional compensation is paid for attendance at any of the Company’s other Board committee meetings.

Each of the Directors of the Company is also a director of the Bank. Directors do not receive any additional compensation for serving on the Bank’s board of directors or any committee thereof. Total fees payable to the Company’s directors for service in fiscal 2005 were $122,400.

If each of the Option Plan and the Recognition Plan is approved for adoption by the stockholders at the Annual Meeting, the directors will be eligible to participate in and receive awards under each of the Plans. See “Proposal 2. – Adoption of the Royal Financial, Inc. 2005 Stock Option Plan – Awards to be Granted” and “Proposal 3. – Adoption of the 2005 Management Recognition and Retention Plan – Shares to be Granted.”

Stockholder Communications with Directors

Generally, stockholders who have questions or concerns regarding the Company should contact the Company’s President and CEO, Donald A. Moll, at 773-768-4800 or visit the Company’s website at www.royalsavingsbank.com. However, any stockholder who wishes to communicate directly with the Board of Directors, or one or more individual directors, may direct correspondence in writing to the Board, any committee of the Board or any named directors, c/o the Secretary of the Company at Royal Financial, Inc., 9226 South Commercial Avenue, Chicago, Illinois 60617. The Company’s policy is to forward written communications received from stockholders to the appropriate directors.

The Board of Directors encourages directors to attend the Company’s annual meeting of stockholders each year, and it is expected that a majority of the current members of the Board will attend the Company’s 2005 Annual Meeting.

Executive Officers Who are Not Directors

The following table sets forth certain information with respect to the executive officers of the Company who are not also directors of the Company. All executive officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

Name	Age	Position with the Company and Principal Occupation During the Past Five Years
Neil Brodzinski	62	Sr. V.P./CFO and Treasurer of the Company and the Bank since May 2003; previously, from July 2001 to May 2003, Sr. V.P./CFO and Cashier of New Covenant Community Bank in Forest Park, Illinois during its de novo organization; from 1998 to 1999, V.P. of Village Bank and Trust in Munster, Indiana; from 1985 to 1997 as President and COO, and from 1973 to 1985 as V.P. and Comptroller, of U.S. Bank, (formerly known as Steel City Bank), Lansing, Illinois.

Andrew Morua	44	Sr. V.P. – Loans of the Bank since July 2003; Secretary of the Company and the Bank since August 2004; previously, from 1999 to 2003, Regional V.P. of Advance Bank in Chicago.

Robert Necastro	59	Sr. V.P. – Loans of the Bank since January 2004; previously, from June 2003 to January 2004, V.P. of Centier Bank in Whiting, Indiana; from October 1999 to May 2003, V.P. of Advance Bank in Chicago.

Kelly A. Wilson	33	V.P. – Operations/IT of the Bank since August 2003; previously, from 1997 to 1999, Systems Specialist of Advance Bank in Chicago; 1999 to 2000 as Assistant Branch Administrator and from 2000 until August 2003 as Assistant V.P./Data Resource Manager of Advance Bank.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid by the Company and its subsidiaries for services rendered in all capacities during the last two fiscal years to the President and Chief Executive Officer. No other executive officer of the Company was paid total annual compensation in excess of $100,000 during fiscal 2005.

	Year	Annual Compensation			All Other Compensation(2)
Name and Principal Position		Salary	Bonus	Other Annual Compensation(1)
Donald A. Moll	2005	$107,880	$500	$—	$45,375	(3)
President and Chief	2004	105,000	500	—	6,800	(3)
Executive Officer

(1)	Does not include amounts attributable to miscellaneous benefits received by Mr. Moll. In the opinion of management of the Company, the cost to the Company of providing such benefits to Mr. Moll during the year did not exceed the lesser of $50,000 or 10% of Mr. Moll’s total annual salary and bonus.

(2)	For the fiscal year ended June 30, 2005, includes amounts allocated by the Company on behalf of Mr. Moll under the ESOP of $24,975.

(3)	Includes directors’ fees of $20,400 in 2005 and $6,800 in 2004.

There were no grants of options to purchase the Company’s common stock or other equity-based compensation awards made during fiscal 2005 or 2004.

Employment Agreements

Donald A. Moll. The Company and the Bank have entered into an employment agreement with Donald A. Moll, the Company’s President and Chief Executive Officer. The agreement has a three-year term ending on January 20, 2008, and automatically renews for successive one-year terms, unless either party gives 90 days’ advance notice of an intention to terminate the agreement. The agreement provides for an annual base salary of $107,880, which is subject to review from time to time, and may be increased when and to the extent the Board of Directors, based upon the recommendation of the Compensation Committee, in its discretion, determines. Effective July 1, 2005, Mr. Moll’s annual base salary was increased to $114,000. Mr. Moll may receive a discretionary bonus to the extent determined by the Board of Directors, based upon recommendation of the Compensation Committee, and is entitled to participate in benefit plans and other fringe benefits available to the Company’s and the Bank’s executive officers.

Under the agreement, Mr. Moll’s employment may be terminated by the Company and the Bank at any time for “cause,” as defined in the agreement, or if he resigns from the Company and the Bank without “good reason,” the agreement immediately terminates, and he would be entitled only to unpaid benefits accrued during the term of his employment. If Mr. Moll chooses to resign with good reason, or the Company and the Bank choose to terminate his employment without cause, he is also entitled to receive severance in the amount equal to 100% of his then-current base annual salary, plus the average of the sum of the bonuses he earned during the previous three years, in addition to a pro rata bonus for the year of termination based on the prior year’s bonus amount, if any. The agreement also provides for death benefits equal to six months of his then-current annual base salary.

In the event that Mr. Moll is terminated after a change in control (as defined in the agreement) of the Company and the Bank, he will be entitled to a lump sum payment equal to three times the sum of (1) his then current annual base salary; (2) the greater of (a) his bonus amount, if any, for the prior year or (b) his average bonus, if any, for the three preceding years; and (3) the sum of the contributions that would have been made by the Company and the Bank to him during the year under benefit plans and the annual value of any other executive perquisites. Mr. Moll would also be entitled to any unpaid benefits accrued and a pro rata bonus based on his prior year’s bonus amount, if any. The agreement also entitles Mr. Moll to receive gross-up payments to cover any federal excise taxes payable by him in the event the change in control benefits are deemed to constitute “excess parachute payments” under section 280G of the Code. If a change in control had occurred and Mr. Moll had been terminated effective June 30, 2005, Mr. Moll would have been entitled to a payment of approximately $467,563, excluding any tax gross-up payments.

The agreement also contains noncompete and nonsolicitation provisions that prohibit Mr. Moll, for a period of one year following his termination, from engaging in any business located within 20 miles of any of the Bank’s offices that is involved in banking generally or that otherwise competes with the Company or the Bank, or from soliciting, either for his own account or for the benefit of any entity located within a 20-mile radius of any office or branch location of the Company or the Bank, any of the Bank’s clients or its employees.

Other Executive Officers. The Company and the Bank also have entered into employment agreements with (1) Alan W. Bird, Senior Vice President – Investments and Chairman of the Board, (2) Neil Brodzinski, Senior Vice President and Chief Financial Officer, (3) Andrew Morua, Senior Vice President – Loans, (4) Robert Necastro, Senior Vice President – Loans, and (5) Kelly A. Wilson, Vice President – Operations/IT (collectively referred to as the “Executives”).

Each of these agreements became effective as of the closing of the conversion, January 20, 2005. The term of the agreement with Mr. Morua is two years. The term of the agreements with each of Mr. Bird, Mr. Brodzinski, Mr. Necastro and Ms. Wilson is one year. The agreements are automatically renewed for an additional year, unless either party gives 90 days’ advance notice of an intention to terminate the agreement. Except as discussed below, the terms and provisions of the Executives’ agreements are substantially similar to those of the employment agreement with Mr. Moll.

The annual base salary for each of Mr. Bird, Mr. Brodzinski, Mr. Morua, Mr. Necastro, and Ms. Wilson provided in the agreements is $28,251, $65,920, $98,880, $85,000, and $58,710, respectively. Each Executive’s base salary is subject to periodic review from time to time, and may be increased when and to the extent the Board of Directors, based upon the recommendation of the Compensation Committee, in its discretion, determines.

If an Executive chooses to resign with good reason, or the Company and the Bank terminates his or her employment without cause, he or she is entitled to receive severance in the amount equal to 100% of his or her then-current annual base salary, plus the average of the sum of any bonuses earned during the previous three years, in addition to a pro rata bonus for the year of termination based on the prior year’s bonus amount, if any.

In the event an Executive is terminated after a change of control (as defined in the agreement) of the Company and the Bank, the Executive will be entitled to unpaid benefits accrued during the term of his or her employment, a pro rata bonus for the year of termination based on the prior year’s bonus amount, if any, and a lump-sum payment equal to, in the case of Mr. Morua two times the sum of, and in the case of all other Executives one times the sum of: (a) annual base salary; plus (b) the greater of the Executive’s (i) bonus amount, if any, for the prior year or (ii) average bonus, if any, for the three preceding years; plus (c) the sum of contributions that would have been made by the Company and the Bank to the Executive during the year under benefit plans and the annual value of any other executive perquisites.

Each agreement also contains certain noncompete and nonsolicitation provisions prohibiting the Executive for a period of one year following his or her termination from engaging in any business located within 20 miles of any of the Bank’s offices that is involved in banking generally or that otherwise competes with the Company or the Bank, or from soliciting, for his or her own account or for the benefit of any entity located within 20 miles of any office or branch of the Company or the Bank, any clients or employees of the Bank or its subsidiaries.

Profit Sharing Plan

The Bank has a Profit Sharing Plan in which substantially all employees may participate. The Bank may contribute to the Profit Sharing Plan at the discretion of the Board of Directors. Contributions to the plan were approximately $0 for fiscal 2005. The Bank also maintains health and welfare benefits for the benefit of substantially all of its full-time employees.

Employee Stock Ownership Plan

The Company has established an Employee Stock Ownership Plan (“ESOP”) for eligible employees of the Company and the Bank. Full-time employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the ESOP.

The ESOP borrowed funds from the Company to purchase 211,600 shares of Common Stock after the Bank’s conversion from mutual to stock form. The loan to the ESOP will be repaid principally from employer contributions to the ESOP over 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The interest rate currently payable by the ESOP on the loan to the Company is 7.25% per annum. Contributions to the ESOP may be fixed under the terms of the ESOP loan until the loan is repaid in full, subject to any refinancing of the loan agreed to by the ESOP trustee. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

Shares of common stock purchased by the ESOP with the loan proceeds are held in a suspense account (referred to in the ESOP as the Unallocated Reserve) and released for allocations to the accounts of eligible participants based on a formula in federal regulations governing ESOP loans as debt service payments are made. Shares released from the Unallocated Reserve are allocated to each eligible participant’s ESOP account based on the ratio of each such participant’s compensation (as defined in the ESOP) to the total compensation of all eligible ESOP participants. Forfeitures will be reallocated among eligible participants in a similar manner. Upon the completion of one year of service, the ESOP account balances of each participant become 20% vested and continue to vest at the rate of 20% for each additional year of service completed by the participant, such that a participant becomes 100% vested upon the completion of five years of service. Credit is given for years of service with the Bank prior to adoption of the ESOP. In the case of death, retirement, disability or a change in control, however, participants immediately become fully vested in their ESOP account balances. Benefits may be payable from the ESOP until death, retirement or disability or in the plan year following separation from service if the participant’s account does not exceed $5,000. Otherwise, distributions will not be made until the last quarter of the sixth full plan year following separation from service or, if later, when the ESOP loan is repaid in full. Distributions may also be made to a partial degree after a participant attains age 55 and completes 10 years of active participation in the ESOP, even if a participant has not separated from service.

First Bankers Trust Services, Inc. serves as trustee of the ESOP. Under the ESOP, the trustee must generally vote all allocated shares of common stock held in the ESOP in accordance with the instructions of the corresponding participants. Allocated shares for which no directions are received and unallocated shares will generally be voted, on any matter, in the same ratio as those allocated shares for which participant instructions are received, in each case subject to the requirements of applicable law and the fiduciary duties of the trustee.

The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

PERFORMANCE GRAPH

The following graph compares the cumulative total return of the Common Stock of the Company for the period beginning January 20, 2005 and ending June 30, 2005, with the cumulative total return of the Hemscott <$250 Million Thrift Index, a peer group index, and the Nasdaq Market Index (U.S.), over the same period, assuming the investment of $100 in each on January 20, 2005, and the reinvestment of all dividends at the frequency with which dividends were paid during the period.

	01/20/05	02/28/05	03/31/05	04/30/05	05/31/05	06/30/05
Royal Financial, Inc.	$100.00	$109.05	$105.60	$101.29	$103.45	$111.21
NASDAQ Market Index - US*	100.00	100.30	97.66	93.99	100.66	100.38
Hemscott <$250 Million Thrift Index*	100.00	100.76	98.39	95.40	97.21	98.52

*	Source: Coredata, Inc., Richmond, Virginia.

TRANSACTIONS WITH RELATED PERSONS

Some of the executive officers and directors of the Company are, and have been during the preceding year, customers of the Bank. As such customers, they have had transactions in the ordinary course of business of the Bank, including borrowings, all of which transactions are or were on substantially the same terms (including interest rates and collateral on loans) as those prevailing at the time for comparable transactions with nonaffiliated persons. In the opinion of management of the Company, none of the transactions involved more than the normal risk of collectibility or presented any other unfavorable features. At June 30, 2005, the Bank had $214,031 in loans outstanding to certain directors and executive officers of the Company and certain executive officers of the Bank, which amount represented 0.4% of the Company’s total loans outstanding as of that date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, certain executive officers and persons who own more than 10% of the Company’s Common Stock to file reports of beneficial ownership and changes in such ownership with the SEC. Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms filed with the SEC and available on the SEC’s website, the Company believes that during fiscal 2005, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with, except that Mr. Bird and Mr. Serna each filed a late Form 4 report.

PROPOSAL 2. — ADOPTION OF THE ROYAL FINANCIAL, INC.

2005 STOCK OPTION PLAN

General

The Board of Directors has adopted the Option Plan which is designed to attract and retain qualified personnel in key positions, provide directors, officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company, and reward key employees for outstanding performance. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”) (“incentive stock options”), non-qualified or compensatory stock options and stock appreciation rights (collectively “Awards”). Awards will be available for grant to directors and key employees of the Company and any of its subsidiaries, except that non-employee directors will be eligible to receive only awards of non-qualified stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company and the Bank with an exercise price equal to the fair market value of the Common Stock on the date of grant.

Description of the Option Plan

The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix B.

Administration

The Option Plan will be administered and interpreted by the Compensation Committee of the Board of Directors (“Committee”). The members of the Compensation Committee are Messrs. Dempsey, Rolewicz and Serna and Ms. Minster.

Stock Options

Under the Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or non-qualified options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. The per share exercise price of both an incentive stock option and a non-qualified option shall be at least equal to the fair market value of a share of Common Stock on the date the option is granted (or 110% of fair market value in the case of incentive stock options granted to any employees who own more than 10% of the outstanding Common Stock).

All options granted to participants under the Option Plan shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after a participant’s employment or service with the Company, including service as a non-employee director, is terminated. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company or service as a non-employee director, because of his death, disability or retirement. In addition, all outstanding options shall become immediately vested and exercisable in full in the event that there is a change in control of the Company, as defined in the Option Plan.

Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years (or, in the case of incentive stock options, five years) after its date of grant or 90 days after the date on which the optionee’s employment or service as a director terminates. Unless specifically provided otherwise, (1) if an optionee dies while employed by or serving as a director of the Company or a subsidiary company, or terminates his employment or service with the Company as a result of disability and dies without having fully exercised his options, the optionee’s executor, administrator, legatees or distributees of his estate shall have the right to exercise such options during the one-year period following his death. In no event shall any option be exercisable more than ten years from the date it was granted.

Performance Share Awards. The Option Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Option Plan award upon the achievement of performance targets or goals as set forth under the Option Plan. Any Option Plan award subject to such conditions or restrictions is considered to be a “Performance Share Award.” Subject to the express provisions of the Option Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a “performance period”), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Option Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any

Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

Subject to stockholder approval of the Option Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as pre-established by the Committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; asset quality; stock price; total stockholder return; capital; net interest income; market share; profits; attainment of strategic and/or operational initiatives; cost control or efficiency ratio; and asset growth.

Stock options are generally non-transferable except by will or the laws of descent and distribution, and during an optionee’s lifetime, are exercisable only by the optionee or his guardian or legal representative. Notwithstanding the foregoing, an optionee who holds vested non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, to a duly established trust for the benefit of one or more of these individuals, or to a partnership in which such individuals are the only partners, provided no consideration is paid by the partnership for any such transfer, and subsequent transfers by the partnership are prohibited, except as provided above. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Payment for shares purchased upon the exercise of options may be made (1) in cash or by check, (2) if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price of the shares being acquired pursuant to the option, (3) if permitted by the Committee or the Board, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or (4) any combination of the foregoing. With respect to subclause (2) in the preceding sentence, the shares of Common Stock delivered to pay the purchase price must have either been (a) purchased in open market transactions or (b) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

Number of Shares Covered By the Option Plan. A total of 264,500 shares of Common Stock have been reserved for future issuance pursuant to the Option Plan. The number of reserved shares is equal to 10% of the Common Stock sold in connection with the conversion of the Bank from an Illinois-chartered mutual savings bank to an Illinois-chartered stock savings bank in January 2005 (the “Conversion”). In the event of a stock split, subdivision, stock dividend or any other capital adjustment, then (a) the number of shares of Common Stock under the Option Plan, (b) the number of shares to which any Award relates, and (c) the exercise price per share under any option shall each be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment.

Amendment and Termination of the Option Plan. The Board of Directors may at any time terminate or amend the Option Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Option Plan except as specifically authorized by the Option Plan. Assuming stockholder approval of the Option Plan at the

Annual Meeting, unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from October 26, 2005, the date the Option Plan was approved by the stockholders at the Annual Meeting. Termination of the Option Plan shall not affect any previously granted Awards.

Federal Income Tax Consequences

Under current provisions of the Code, the federal income tax treatment of incentive stock options and non-qualified stock options is different. With respect to incentive stock options, provided certain requirements are satisfied, the optionee will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Stockholder Approval

No Awards will be granted under the Option Plan unless the Option Plan is approved by the Company’s stockholders.

Awards to be Granted

On August 2, 2005, the Committee approved the grant of stock options to directors and certain executive officers that will vest over a five-year period, subject to stockholder approval of the Option Plan. The following table sets forth certain information with respect to such grants.

New Plan Benefits

2005 Stock Option Plan

Name of Individual or Number of Persons in Group	Title	Shares Underlying Options Granted	$ Value
Alan W. Bird	Chairman and Senior Vice President	26,450	(1)
Donald A. Moll	President and Chief Executive Officer	52,900	(1)
Peter C. Rolewicz	Director Nominee	13,225	(1)
Rodolfo Serna	Director Nominee	13,225	(1)
John T. Dempsey	Director	13,225	(1)
Barbara K. Minster	Director	13,225	(1)
All executive officers of the Company and the Bank as a group (6 persons)		132,250	(1)
All non-employee directors as a group (4 persons)		52,900	(1)
All employees, not including executive officers, as a group (40)		—	(1)

(1)	Not determinable. Exercise price of the options proposed to be awarded will be equal to the fair market value of the Common Stock on the date the Option Plan is approved by the Company’s stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

ADOPTION OF THE 2005 STOCK OPTION PLAN.

PROPOSAL 3. — ADOPTION OF THE 2005 MANAGEMENT RECOGNITION AND RETENTION PLAN

General

The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company and as an incentive to contribute to its success. Officers, key employees and directors of the Company and the Bank who are selected by the Board of Directors of the Company or the Compensation Committee will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to officers, key employees and directors as determined by the Compensation Committee or the Board of Directors.

Description of the Recognition Plan

The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix C.

Administration. The Compensation Committee of the Board of Directors will administer the Recognition Plan. The members of the Committee are Messrs. Dempsey, Rolewicz and Serna, and Ms. Minster. Upon stockholder approval of the Recognition Plan, shares of Common Stock equal to 4% of the Common Stock sold in the Conversion, or 105,800 shares, will be purchased for and contributed to the Recognition Plan. The number of shares subject to the Recognition Plan and any awards outstanding in the future will be adjusted in the event of a stock split, stock dividend or other change in the Common Stock. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although the Company reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by the Company would be dilutive to the voting rights of existing stockholders and to the Company’s book value per share and earnings per share.

Grants. Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable at the rate specified by the Board or the Committee. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. In addition, recipients of shares of restricted stock that have been granted pursuant to the Recognition Plan that have not yet been earned and distributed are entitled to direct the trustees of the Trust as to the voting of such shares on the recipients’ behalf. However, until such shares have been earned and allocated, they may not be sold, assigned, pledged or otherwise disposed of. In addition, any cash dividends, stock dividends or returns of capital declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the share awards become earned.

If a recipient terminates employment or service with the Company for any reason, the recipient will forfeit all rights to any shares subject to an award which have not yet been earned, except as set forth below. All shares subject to an award held by a recipient whose employment or service with the Company or any subsidiary terminates due to death, disability or retirement shall be deemed earned as of the recipient’s last day of employment or service with the Company or any subsidiary and shall be distributed as soon as practicable thereafter. All shares subject to an award held by a recipient shall be deemed to be earned as of the effective date of a change in control of the Company, as defined in the Recognition Plan.

Performance Share Awards. The Recognition Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Recognition Plan award upon the achievement of performance targets or goals as set forth under the Recognition Plan. Any Recognition Plan award subject to such conditions or restrictions is considered to be a “Performance Share Award.” Subject to the express provisions of the Recognition Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a “performance period”), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

Subject to stockholder approval of the Recognition Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as pre-established by the Committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; asset quality; stock price; total stockholder return; capital; net interest income; market share; profits; attainment of strategic and/or operational initiatives; cost control or efficiency ratio; and asset growth.

Amendment and Termination of the Recognition Plan. The Board of Directors may at any time terminate or amend the Recognition Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an award, alter or impair any award previously granted under the Recognition Plan except as specifically authorized by the Recognition Plan.

Any termination of the Recognition Plan would not affect awards previously granted, and such awards would remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

Federal Income Tax Consequences

Recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Stockholder Approval

No restricted shares granted under the Recognition Plan will be effective unless the Recognition Plan is approved by stockholders.

Shares to be Granted

On August 2, 2005, the Compensation Committee approved the grant of restricted stock to directors and certain executive officers that will vest over a five-year period, subject to stockholder approval of the Recognition Plan. The following table sets forth certain information with respect to such grants.

New Plan Benefits

2005 Management Recognition and Retention Plan

Name of Individual or Number of Persons in Group	Title	Restricted Shares	$ Value
Alan W. Bird	Chairman and Senior Vice President	10,580	(1)
Donald A. Moll	President and Chief Executive Officer	21,160	(1)
Peter C. Rolewicz	Director Nominee	5,290	(1)
Rodolfo Serna	Director Nominee	5,290	(1)
John T. Dempsey	Director	5,290	(1)
Barbara K. Minster	Director	5,290	(1)
All executive officers of the Company and the Bank as a group (6 persons)		52,900	(1)
All non-employee directors as a group (4 persons)		21,160	(1)
All employees, not including executive officers, as a group (40)		—	(1)

(1)	Not determinable. The price of the restricted shares proposed to be awarded will be equal to the fair market value of the Common Stock on the date the Recognition Plan is approved by the Company’s stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

ADOPTION OF THE 2005 MANAGEMENT RECOGNITION AND RETENTION PLAN.

PROPOSAL 4. — RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

General

The Company’s independent accountants for the fiscal year ended June 30, 2005, were Crowe Chizek and Company LLC. The Company’s Audit Committee has selected Crowe Chizek to serve as the Company’s independent public accountants for the fiscal year ending June 30, 2006, and further directs that the selection of the independent accountants be submitted for ratification by the stockholders at the Annual Meeting. Although the selection of the independent accountants is, by law, the responsibility of the Audit Committee, the Board of Directors has determined to provide stockholders the opportunity to express their view concerning such appointment by voting on this non-binding ratification proposal.

The Company has been advised by Crowe Chizek that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Crowe Chizek will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

Audit Fees

The aggregate amount of the fees billed or to be billed by Crowe Chizek for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2005, including its reviews of the Company’s unaudited interim financial statements included in reports on Form 10-Q filed by the Company under the Exchange Act during fiscal 2005 was $90,000.

Audit-Related Fees

Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above. Aggregate fees for audit-related services, which primarily consisted of services provided in conjunction with the Company’s conversion from a mutual to stock form of ownership, were $135,000 in fiscal 2005.

Tax Fees

Tax fees include fees for tax compliance services, including preparation of the fiscal 2005 tax return, amended returns, carryback claims, tax return preparation advice and tax planning services. Aggregate fees for tax services were $35,500 in fiscal 2005.

All Other Fees

The aggregate amount of the fees billed by Crowe Chizek for all other services rendered by it to the Company during fiscal 2005 was $4,500, which consisted of services related to the profit sharing plan, including preparation of the Form 5500.

The Audit Committee considered whether the provision of the non-audit services by Crowe Chizek in fiscal 2005 was compatible with maintaining the independence of Crowe Chizek and in evaluating whether to appoint Crowe Chizek to perform the audit of the Company’s financial statements for the fiscal year ending June 30, 2006.

Report of the Audit Committee

The Audit Committee of the Company’s Board of Directors is currently comprised of four outside directors, a majority of whom are “independent” within the meaning of the Nasdaq rules and satisfy the heightened independence standards under the SEC rules. The Committee operates under a written charter adopted by it and the Board of Directors. The Board appoints the Audit Committee and its chairman, with the Committee to consist of no fewer than three directors. The Board has designated Mr. Dempsey as the “audit committee financial expert.” The Committee assists the Board, through review and recommendation, in its oversight responsibility related to the quality and integrity of the Company’s financial information and reporting functions, the adequacy and effectiveness of the Company’s system of internal accounting and financial controls, and the independent audit process.

The responsibility for the quality and integrity of the Company’s financial statements and the completeness and accuracy of its internal controls and financial reporting process rests with the Company’s management. The Company’s independent public accountants for 2005, Crowe Chizek and Company LLC, are responsible for performing an audit and expressing an opinion as to whether the Company’s financial statements are fairly presented, in all material respects, in conformity with generally accepted accounting principles.

The Audit Committee reviewed and discussed with management and Crowe Chizek the audited financial statements of the Company for the year ended June 30, 2005. The Audit Committee also reviewed and discussed with Crowe Chizek the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”), as currently in effect.

Crowe Chizek also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as currently in effect. The disclosures described the relationships and fee arrangements between the firm and the Company. Consistent with Independence Standards Board Standard No. 1 and the SEC’s auditor independence rules, the Audit Committee considered at a meeting held on September 20, 2005, whether these relationships and arrangements are compatible with maintaining Crowe Chizek’s independence, and has discussed with representatives of Crowe Chizek that firm’s independence from the Company.

Based on the above-mentioned reviews and discussions with management and Crowe Chizek, the Audit Committee, exercising its business judgment and based on the roles and responsibilities described in its charter, recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended June 30, 2005, for filing with the SEC. A copy of the Audit Committee’s current charter is included as Appendix A to this proxy statement.

This report is submitted on behalf of the Audit Committee of the Board of Directors:

John T. Dempsey (Chair)

Barbara K. Minster

Peter C. Rolewicz

Rodolfo Serna

The foregoing Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, (the “Acts”) except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCKHOLDER PROPOSALS

Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company, must be received at the Company’s main office, 9226 South Commercial Avenue, Chicago, Illinois 60617, Attention: Secretary, no later than May 26, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Company’s Proxy Statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to

Section 2.14 of the Company’s Bylaws, which provides that to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be received by the Company at its principal executive offices no less than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than May 26, 2006 in connection with the next annual meeting of stockholders of the Company. A stockholder’s notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the Bylaws. No stockholder proposals have been received by the Company in connection with the Annual Meeting.

ANNUAL REPORTS AND FINANCIAL STATEMENTS

A copy of the Company’s Annual Report to Stockholders on Form 10-KSB for the fiscal year ended June 30, 2005 accompanies this Proxy Statement.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than those matters described in the Notice of Annual Meeting of Stockholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the best judgment of the persons voting the proxies.

By Order of the Board of Directors,

Andrew Morua
Secretary

September 23, 2005

Chicago, Illinois

APPENDIX A

ROYAL FINANCIAL, INC.

Audit Committee of the

Board of Directors

COMMITTEE CHARTER

(approved by the Board on August 16, 2005)

PURPOSE:

The Audit Committee is appointed by the Board of Directors to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall annually prepare the report to stockholders relating to the performance of the Audit Committee’s duties required to be included in the Company’s annual proxy statement by the rules of the Securities and Exchange Commission (the “Commission”).

COMMITTEE MEMBERSHIP:

The Audit Committee shall consist of no fewer than three members. The members of the Committee shall not be employees of the Company and a majority of the members shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. Marketplace Rules, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. All members of the Audit Committee shall be able to read and understand fundamental financial statements. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company in the past three years. To the extent required, at least one member of the Audit Committee shall be a “financial expert” as defined by the Commission. Audit Committee members shall not simultaneously serve on the Audit Committees of more than two other public companies. In accordance with the rules and regulations of the Commission and NASDAQ, members of the Audit Committee (including their immediate family members, as defined in such rules) may not (i) accept any consulting, advisory or other compensatory fees from the Company, except in his or her capacity as a member of the Board or any other committee of the Board or (ii) be an affiliate of the Company.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

MEETINGS:

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may meet periodically with management, the internal auditors, if any, and the independent auditor in separate executive sessions and have such other direct and independent interaction with such persons from time to time, as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITY:

The Audit Committee shall have the sole authority to appoint or replace the independent auditor and shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting). The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve the fees and terms of all engagements for audit, review or attest services and any permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The engagement must either be approved in advance by the Audit Committee or be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, which policies and procedures must be detailed as to the particular service.

The Audit Committee may form a subcommittee consisting of one or more members when appropriate, with authority to grant pre-approvals of audit and permitted non-audit services, and the decisions of such subcommittee shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors without first seeking Board approval. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually in light of any changes in regulatory requirements or authoritative guidance and recommend any proposed changes to the Board for approval. The Audit Committee shall annually assess the qualifications of each member of the Audit Committee and the effectiveness of the Audit Committee and present a report thereon to the Board.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor (i) the annual audited financial statements, including disclosures to be made in management’s discussion and analysis in the Company’s Form 10-K, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K; and (ii) the quarterly unaudited financial statements, including disclosures to be made in the Company’s Form 10-Q, prior to its filing, including the results of the independent auditor’s review of the quarterly unaudited financial statements.

2.	The reviews discussed above should include discussions with management, the independent internal auditor, if any, and the independent auditor regarding:

(a)	Significant and unusual transactions.

(b)	Significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles.

(c)	Any major issues as to the adequacy of the Company’s internal controls.

(d)	Any special steps adopted in light of material control deficiencies.

3.	Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

4.	Review and discuss with management (including the senior internal audit executive) and the independent auditor, the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K.

5.	Review and discuss, at least quarterly, reports from the independent auditors as required by the Commission on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6.	Discuss with management the Company’s earnings press releases prior to their issuance, including the use of “pro forma” or “adjusted” non-GAAP information, as well as any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may generally discuss the types of information to be disclosed and the types of presentations to be made.

7.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

8.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

9.	Discuss with the independent auditor the matters required to be communicated (i) in accordance with Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management and (ii) under Section 10A of the Exchange Act, pertaining to information, if any, detected during the course of the audit indicating that an illegal act has or may have occurred.

10.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of disclosure controls and procedures and internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

11.	Review and evaluate the performance of the independent auditor and the lead partner of the independent auditor team.

12.	Obtain and review a report from the independent auditor at least annually regarding (i) the independent auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditor and the Company. After reviewing this report, evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

13.	Periodically review and discuss with the independent auditor and members of the independent auditor team all significant relationships they have or have had with the Company that could impair auditor independence and the scope of any non-audit services being performed for the Company by the independent auditor.

14.	Ensure the rotation of the lead and concurring audit partners every five years and any audit partners (as defined by the Commission) every seven years as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

15.	Establish policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company in compliance with all relevant rules and regulations.

16.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

17.	Review the appointment, performance, compensation and replacement of the senior internal auditing executive, or independent internal auditor, if any.

18.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

19.	Review at least quarterly the adequacy of the Company’s internal controls.

20.	Discuss any difficulties encountered in the course of the internal audit, including any restrictions on the scope of work or access to required information.

21.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

22.	Obtain reports from management, the Company’s independent internal auditor, if any, and/or senior internal auditing executives and the independent auditor, as deemed appropriate, that the Company and its subsidiary or affiliated entities are in conformity with applicable legal requirements and the Company’s code of conduct. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of conduct.

23.	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential and anonymous submission by employees of concerns regarding accounting, internal accounting controls or auditing matters. All such procedures will at all times comply with all provisions of law, regulations or Company policy that prohibit discipline of or discrimination against employees who report what they reasonably believe to be violations of any law, rule or regulation applicable to the Company.

24.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the Company’s financial statements or accounting policies.

25.	Discuss with legal counsel implications of legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

26.	Review procedures adopted by management to assure that all related party transactions and potential conflicts of interest of any director or executive officer of the Company will be brought to the attention of the Audit Committee in advance. Review and approve or disapprove, in advance, any such related party transactions or potential conflicts of interest.

LIMITATION OF AUDIT COMMITTEE’S ROLE:

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX B

ROYAL FINANCIAL, INC.

2005 STOCK OPTION PLAN

ARTICLE I

ESTABLISHMENT OF THE PLAN

Royal Financial, Inc. (the “Corporation”) hereby establishes this 2005 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.

ARTICLE III

DEFINITIONS

3.01 “Award” means an Option granted pursuant to the terms of this Plan, and includes Performance Share Awards.

3.02 “Bank” means Royal Savings Bank, a wholly owned subsidiary of the Corporation.

3.03 “Board” means the Board of Directors of the Corporation.

3.04 “Change in Control of the Corporation” shall be deemed to have occurred if:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Subsidiary Companies, or (B) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the total voting power of the Corporation’s then outstanding shares of capital stock entitled to vote generally in the election of directors (the “Voting Stock”), provided, however, that the following shall not constitute a change in control: (1) such person becomes a beneficial owner of 20% or more of the Voting Stock as the result of an acquisition of such Voting Stock directly from the Corporation, or (2) such person becomes a beneficial owner of 20% or more of the Voting Stock as a result of the decrease in the number of outstanding shares of Voting Stock caused by the repurchase of shares by the Corporation; provided, further, that in the event a person described in clause (1) or (2) shall thereafter increase (other than in circumstances described in clause (1) or (2)) beneficial ownership of stock representing more than 1% of the Voting Stock, such person shall be deemed to become a beneficial owner of 20% or more of the Voting Stock for purposes of this paragraph (B), provided such person continues to beneficially own 20% or more of the Voting Stock after such subsequent increase in beneficial ownership; or

(ii) individuals who, as of the Effective Date hereof, constitute the Board of Directors of the Corporation (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any individual becoming a director, whose election or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation (as such terms are used in Rule 14a-11 promulgated under the Exchange Act); or

(iii) Consummation of a reorganization, merger or consolidation or the sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the total voting power represented by the voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of the Business Combination owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to the Business Combination of the Voting Stock of the Corporation, and (2) at least a majority of the members of the board of directors of the corporation resulting from the Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or action of the Incumbent Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Corporation of a plan of complete liquidation or dissolution of the Corporation.

3.05 “Code” means the Internal Revenue Code of 1986, as amended.

3.06 “Committee” means the Compensation Committee of the Board of Directors of the Corporation or such other committee of the Board as may be designated by the Board from time to time to administer this Plan.

3.07 “Common Stock” means shares of common stock, par value $0.01 per share, of the Corporation.

3.08 “Disability” means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, then “Disability” means the inability to substantially perform the duties appropriate for the individual’s position with the Corporation, the Bank or the Subsidiary Company, as appropriate, as determined by a physician reasonably designated by the Corporation.

3.09 “Effective Date” means the date this Plan is approved by the stockholders of the Corporation, which shall not be earlier than the six months following the consummation of the Bank’s conversion from mutual to stock form.

3.10 “Employee” means any person who is employed by the Corporation, the Bank or any Subsidiary Company, or is an Officer of the Corporation, the Bank or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Bank or any Subsidiary Company.

3.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.12 “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

3.13 “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.14 “Non-Employee Director” means a member of the Board of Directors of the Corporation or Board of Directors of the Bank or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation and/or the Bank (or any successor thereto), who is not an Officer or Employee of the Corporation, the Bank or any Subsidiary Company.

3.15 “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.16 “Offering” means the subscription offering of Common Stock to the public in connection with the conversion of the Bank from the mutual structure to the stock holding company structure.

3.17 “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.18 “Option” means a right granted under this Plan to purchase Common Stock.

3.19 “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.20 “Performance Share Award” means an Award granted pursuant to Section 8.11 of the Plan.

3.21 “Performance Goal” means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee with respect to any of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The Performance Goals shall be based on one or more of the following criteria:

(a)	net income, as adjusted for non-recurring items;

(b)	cash earnings;

(c)	earnings per share;

(d)	cash earnings per share;

(e)	return on average equity;

(f)	return on average assets;

(g)	asset quality;

(h)	stock price;

(i)	total stockholder return;

(j)	capital;

(k)	net interest income;

(l)	market share;

(m)	profits;

(n)	attainment of strategic and/or operational initiatives;

(o)	cost control or efficiency ratio; and

(p)	asset growth.

3.22 “Retirement” means a termination of employment upon or after attaining age 60. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation, the Bank, any Subsidiary Company or any successor thereto (including service as a director emeritus) upon or after attaining age 60.

3.23 “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.01 hereof and (ii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

4.02 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Award previously granted to an Employee, or portion thereof, to the extent not yet vested if the Employee is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Awards or portions thereof, to the extent not yet vested, granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation and Bylaws or the Bank’s Charter and Bylaws shall terminate as of the effective date of such removal.

4.03 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or any Awards granted hereunder. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.04 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

4.05 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

ARTICLE V

ELIGIBILITY

Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Awards of Non-Qualified Options pursuant to this Plan.

ARTICLE VI

COMMON STOCK COVERED BY THE PLAN

6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 264,500, which is equal to 10% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII

DETERMINATION OF AWARDS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees) and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant by the Board or the Committee to accomplishing the purposes of the Plan.

ARTICLE VIII

OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which such Option pertains, the exercise price, whether the Option is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.

8.02 Option Exercise Price.

(a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

(b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

8.03 Vesting and Exercise of Options.

(a) General Rules. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof (i) no Non-Qualified Option granted to an Employee or a Non-Employee Director shall continue to vest on or after the date on which the Optionee’s service with the Corporation and all Subsidiary Companies (or any successor companies) as an Employee or Non-Employee Director, as applicable, is terminated and (ii) no Incentive Stock Option granted to an Employee shall continue to vest on or after the date on which the Optionee’s service as an Employee with the Corporation and any Subsidiary companies (or any successor companies) is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares shall be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

(b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death, Disability or Retirement. In addition, all outstanding Options shall become immediately vested and exercisable in full in the event that there is a Change in Control of the Corporation.

8.04 Duration of Options.

(a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) the expiration of the Option’s original ten (10) year term (or five (5) year term if Section 8.09(b) is applicable) or (ii) ninety (90) days after the date on which the Employee ceases to be employed by the Corporation and all Subsidiary Companies.

Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) ninety (90) days after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies.

(b) Exceptions. If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable after the expiration of the original ten (10) year term (five (5) year term if Section 8.09(b) applies).

8.05 Nonassignability. Options shall not be transferred, pledged, assigned or otherwise alienated or hypothecated by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds vested Non-Qualified Options may transfer such Options to:

(i) the spouse, children or grandchildren of the Optionee (“Immediate Family Members”);

(ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; or

(iii) a partnership in which such Immediate Family Members are the only partners, provided that:

(A) there may be no consideration for any such transfer;

(B) the Stock Option Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 8.05; and

(C) subsequent transfers of transferred Options shall be prohibited except those in accordance with this Section 8.05.

Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Section 8.05 the term “Optionee” shall be deemed to refer to the transferee. The provisions of the Option relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Optionee, and the Options shall be exercisable or received by the transferee only to the extent, and for the periods, set forth in said Option.

8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of such Option shall be made to the Corporation upon exercise of such Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iii) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (iv) any combination of the foregoing. With respect to subclause (ii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six (6) months prior to the exercise date of the Option.

8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a) Dollar Limit. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

8.10 Performance Share Awards.

(a) Designation of Performance Share Awards. The Committee may determine to make any Award a Performance Share Award by making the vesting or exercise of such Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement (“Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award and such other terms and conditions as are applicable to the Performance Share Award.

(b) Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the earning or vesting of such Award is subject have been achieved.

ARTICLE IX

ADJUSTMENTS FOR CAPITAL CHANGES

The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary herein and to the extent permitted by applicable laws and regulations and interpretations thereof, the exercise price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment by the Corporation of a special cash dividend or return of capital in an amount per share which exceeds 10% of the Fair Market Value of a share of Common Stock as of the date of declaration, provided that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 424(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted hereunder, then no adjustment to the per share exercise price of outstanding Incentive Stock Options shall be made.

ARTICLE X

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

ARTICLE XI

EMPLOYMENT AND SERVICE RIGHTS

Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

ARTICLE XII

WITHHOLDING

12.01 Tax Withholding. The Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII

EFFECTIVE DATE OF THE PLAN; TERM

13.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the Effective Date and no later than the termination of the Plan.

13.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the adoption of this Plan by the Board of Directors, which date of adoption was October 26, 2005. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

ARTICLE XIV

STOCKHOLDER APPROVAL

Subject to Section 3.09 above, the Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the adoption of this Plan by the Board of Directors in order to meet the requirements of Sections 162(m) and 422 of the Code and regulations thereunder, and any other applicable statutory, regulatory or stock market requirements.

ARTICLE XV

MISCELLANEOUS

15.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Illinois.

15.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

APPENDIX C

ROYAL FINANCIAL, INC.

2005 RECOGNITION AND RETENTION

PLAN AND TRUST AGREEMENT

ARTICLE I

ESTABLISHMENT OF THE PLAN AND TRUST

1.01 Royal Financial, Inc. (the “Corporation”) hereby establishes the 2005 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2005 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of the Plan is to reward and retain personnel of experience and ability in key positions with the Corporation and Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as compensation for their contributions to the Corporation and its Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III

DEFINITIONS

3.01 “Bank” means Royal Savings Bank, a wholly owned subsidiary of the Corporation.

3.02 “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his estate.

3.03 “Board” means the Board of Directors of the Corporation.

3.04 “Change in Control of the Corporation” shall be deemed to have occurred if:

(a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Subsidiary Companies, or (B) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the

Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the total voting power of the Corporation’s then outstanding shares of capital stock entitled to vote generally in the election of directors (the “Voting Stock”), provided, however, that the following shall not constitute a change in control: (1) such person becomes a beneficial owner of 20% or more of the Voting Stock as the result of an acquisition of such Voting Stock directly from the Corporation, or (2) such person becomes a beneficial owner of 20% or more of the Voting Stock as a result of the decrease in the number of outstanding shares of Voting Stock caused by the repurchase of shares by the Corporation; provided, further, that in the event a person described in clause (1) or (2) shall thereafter increase (other than in circumstances described in clause (1) or (2)) beneficial ownership of stock representing more than 1% of the Voting Stock, such person shall be deemed to become a beneficial owner of 20% or more of the Voting Stock for purposes of this paragraph (B), provided such person continues to beneficially own 20% or more of the Voting Stock after such subsequent increase in beneficial ownership; or

(b) individuals who, as of the Effective Date hereof, constitute the Board of Directors of the Corporation (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any individual becoming a director, whose election or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation (as such terms are used in Rule 14a-11 promulgated under the Exchange Act); or

(c) Consummation of a reorganization, merger or consolidation or the sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the total voting power represented by the voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of the Business Combination owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to the Business Combination of the Voting Stock of the Corporation, and (2) at least a majority of the members of the board of directors of the corporation resulting from the Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or action of the Incumbent Board, providing for such Business Combination; or

(d) Approval by the stockholders of the Corporation of a plan of complete liquidation or dissolution of the Corporation.

3.05 “Code” means the Internal Revenue Code of 1986, as amended.

3.06 “Committee” means the Compensation Committee of the Board of Directors of the Corporation or such other committee of the Board as may be designated by the Board from time to time to administer this Plan.

3.07 “Common Stock” means shares of common stock, par value $0.01 per share, of the Corporation.

3.08 “Disability” means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or, if no such plan applies, then “Disability” means the inability to substantially perform the duties appropriate for the individual’s position with the Corporation, the Bank or the Subsidiary Company, as appropriate, as determined by a physician reasonably designated by the Corporation.

3.09 “Effective Date” means the date this Plan is approved by the stockholders of the Corporation, which shall not be earlier than the six months following the consummation of the Bank’s conversion from mutual to stock form.

3.10 “Employee” means any person who is employed by the Corporation, the Bank, or any Subsidiary Company, or is an Officer of the Corporation, the Bank, or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Bank or a Subsidiary Company.

3.11 “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.13 “Non-Employee Director” means a member of the Board of Directors of the Corporation or the Board of Directors of the Bank or any successor thereto, including an advisory director or a director emeritus of the Boards of the Corporation and/or the Bank (or any successor company), who is not an Officer or Employee of the Corporation, the Bank or any Subsidiary Company.

3.14 “Offering” means the subscription offering of Common Stock to the public in connection with the conversion of the Bank from the mutual structure to the stock holding company structure.

3.15 “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.16 “Performance Share Award” means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

3.17 “Performance Goal” means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee with respect to any of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The performance Goals shall be based on one or more of the following criteria:

(a)	net income, as adjusted for non-recurring items;

(b)	cash earnings;

(c)	earnings per share;

(d)	cash earnings per share;

(e)	return on average equity;

(f)	return on average assets;

(g)	asset quality;

(h)	stock price;

(i)	total stockholder return;

(j)	capital;

(k)	net interest income;

(l)	market share;

(m)	profits;

(n)	attainment of strategic and/or operational initiatives;

(o)	cost control or efficiency ratio; and

(p)	asset growth.

3.18 “Plan Shares” or “Shares” means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

3.19 “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII, and includes Performance Share Awards.

3.20 “Recipient” means an Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

3.21 “Retirement” means a termination of employment upon or after attaining age 60. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation, the Bank, any Subsidiary Company or any successor thereto (including service as a director emeritus) upon or after attaining age 60.

3.22 “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporation” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.23 “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan assets for the purposes set forth herein.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

4.02 Role of the Board. The Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove or replace the Trustee.

4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under the Plan. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.04 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.05 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

ARTICLE V

CONTRIBUTIONS

5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Company Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

5.02 Investment of Trust Assets; Number of Plan Shares. Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 105,800 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation.

ARTICLE VI

ELIGIBILITY; ALLOCATIONS

6.01 Awards. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees and Non-Employee Directors to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

6.02 Form of Allocation. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee makes such determination with respect to an Award shall be considered the date of grant of the Plan Share Award or the Performance Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

6.03 Allocations Not Required to Any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, as the granting of Awards is subject to the total discretion of the Board or the Committee.

ARTICLE VII

EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01 Earning Plan Shares; Forfeitures.

(a) General Rules. Subject to the terms hereof, Plan Share Awards granted shall be earned by a Recipient at the rate specified by the Board or the Committee. If the employment of an Employee or service as a Non-Employee Director is terminated for any reason prior to the Plan Share Award being fully earned (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any date, fractional shares shall be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

(b) Exception for Terminations Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to death, Disability or Retirement shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur in the event of Disability if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.

(c) Exception for a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned as of the effective date of a Change in Control of the Corporation.

(d) Revocation for Misconduct. Notwithstanding anything in this Plan to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award or Performance Share Award or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary Company for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee’s personal dishonesty, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation and Bylaws or the Bank’s Charter and Bylaws shall terminate as of the effective date of such removal.

7.02 Distribution of Dividends. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award (including a Performance Share Award) will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award (including a Performance Share Award) is then held by the Trust (whether declared before or after the applicable Award was granted), and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share

Awards become earned. Any cash dividends, stock dividends or returns of capital declared in respect of each vested Plan Share (whether declared before or after the applicable Award was granted) held by the Trust will be paid by the Trust, as soon as practicable after the Trust’s receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

7.03 Distribution of Plan Shares.

(a) Timing of Distributions: General Rule. Subject to the provisions of Section 7.03(b) hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b) Timing: Exception for 10% Stockholders. Notwithstanding Section 7.03(a) above, no Plan Shares may be distributed prior to the date which is five years from the date of consummation of the Bank’s conversion from mutual to stock form to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such Shares own in excess of 10% of the issued and outstanding shares of Common Stock, unless specifically approved by two-thirds of the Board. Any Plan Shares remaining undistributed solely by reason of the operation of this Section 7.03(b) shall be distributed to the Recipient or his Beneficiary on the date which is five years from the date of consummation of the Bank’s conversion from mutual to stock form.

(c) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends or returns of capital shall be made in cash.

(d) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

(e) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04 Voting of Plan Shares. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

7.05 Performance Share Awards

(a) Designation of Performance Share Awards. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement (“Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.

(b) Restrictions on Grants. Nothing contained in this Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(c) Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

ARTICLE VIII

TRUST

8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued or treasury shares.

(b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(f) To employ brokers, agents, custodians, consultants and accountants.

(g) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

(h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to the Trustee’s gross negligence or willful misconduct.

ARTICLE IX

MISCELLANEOUS

9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, each recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time amend or terminate the Plan and the Trust, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair any Plan Share Award previously granted under this Plan except as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03 Nontransferable. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

9.04 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.06 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Illinois.

9.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the stockholders of the Corporation and no later than the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation’s stockholders.

9.08 Term of Plan. This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.09 Tax Status of the Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

9.10 Pronouns. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and its corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this          day of                 , 2005.

ATTEST:	ROYAL FINANCIAL, INC.

By:

TRUSTEES:

ROYAL FINANCIAL, INC.

CORDIALLY INVITES YOU TO ATTEND THE

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, October 26, 2005

1:00 p.m.

9226 South Commercial Avenue

Chicago, Illinois

DETACH PROXY CARD HERE	DETACH CARD HERE AND MAIL WITH PROXY CARD

In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting. The Board of Directors recommends that you vote FOR the nominees for director listed on the reverse side hereof and FOR the proposals to adopt the 2005 Stock Option Plan, to adopt the 2005 Recognition and Retention Plan, and to ratify the independent accountants for fiscal year 2006. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for October 26, 2005, a Proxy Statement for the Annual Meeting and the 2005 Annual Report to Stockholders.

ROYAL FINANCIAL, INC.

If you plan to personally attend the Annual Meeting of Stockholders on October 26, 2005, please check the box. ☐

Date:

Signature:

Signature:

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

REVOCABLE PROXY	ROYAL FINANCIAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROYAL FINANCIAL, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 26, 2005 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints Donald A. Moll and Neil Brodzinski as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 9226 South Commercial Avenue, Chicago, Illinois, on Wednesday, October 26, 2005, at 1:00 p.m. local time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated below.

1.	Election of Directors

☐ FOR all nominees listed (except as marked to the contrary.)	☐ WITHHOLD AUTHORITY to vote for all nominees listed.	☐ FOR ALL NOMINEES EXCEPT

Nominees for three-year term: Peter C. Rolewicz and Rodolfo Serna.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided here.)

2.	Proposal to adopt the 2005 Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal to adopt the 2005 Recognition and Retention Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Proposal to ratify the appointment of Crowe Chizek and Company LLC as the Company’s independent accountants for the fiscal year ending June 30, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES, FOR THE PROPOSAL TO ADOPT THE 2005 STOCK OPTION PLAN, FOR THE PROPOSAL TO ADOPT THE 2005 RECOGNITION AND RETENTION PLAN, AND FOR THE PROPOSAL TO RATIFY THE INDEPENDENT ACCOUNTANT FOR FISCAL YEAR 2006, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.